Exhibit 99.2

Fourth Quarter Fiscal Year 2017 J. Michael Bruff Vice President Investor Relations Mike.Bruff@Varian.com October 25, 2017

FORWARD - LOOKING STATEMENTS Except for historical information, this presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Statements concerning industry outlook, including growth drivers, future trends in cancer incidence and trends in cancer treatment needs, demand, innovation and growth opportunities ; Varian Medical System, Inc . ’s (”Varian” or the “company”) future orders, revenues, backlog or earnings growth ; future financial results ; market acceptance of or transition to new products or technology such as our Edge TM radiosurgery system, TrueBeam ̺ , HyperArc TM , 360 Oncology TM , HALCYON TM , image - guided radiation therapy, stereotactic radiosurgery and proton therapy, and any statements using the terms “could”, “believe”, “expect”, “outlook”, “anticipate”, ”vision”, “estimate”, “future”, “horizon”, “aiming”, “driving”, “target” or similar statements are forward - looking statements that involve risks and uncertainties that could cause the company’s actual results to differ materially from those anticipated . Such risks and uncertainties include global economic conditions and changes to trends for cancer treatment regionally ; the impact of changes to the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes to third - party reimbursement levels ; currency exchange rates and tax rates ; demand for the company’s products ; the company’s ability to develop, commercialize, and deploy new products ; the company’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements for product clearances or to comply with FDA and other regulatory regulations or procedures, changes in the regulatory environment, including with respect to FDA requirements ; the company’s assessment of the goodwill associated with its particle therapy business, challenges associated with the successful commercialization of the company’s particle therapy business ; the risks associated with providing financing for the construction and start - up operations of proton therapy centers ; the effect of adverse publicity ; the company’s reliance on sole or limited - source suppliers ; the company’s ability to maintain or increase margins ; the impact of competitive products and pricing ; the potential loss of key distributors or key personnel ; challenges to public tender awards and the loss of such awards or other orders ; and the other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which by this reference are incorporated herein . The company assumes no obligation to update or revise the forward - looking statements in this presentation because of new information, future events, or otherwise . Reconciliations to GAAP financials can be found at http : //investors . varian . com/financialstatements and the appendix to this presentation . Medical Advice Disclaimer Varian as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual treatment res ult s may vary. 2 This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing.

Our fight against cancer Recognized global market leader in radiation therapy Radiation Oncology professionals ranked Varian first in eight major categories with a customer Net Promoter Score (NPS) of 75 Strengthening our leadership Launched Halcyon TM and HyperArc TM , high - quality and innovative treatment solutions 54% global share* of the radiation oncology market, gaining 1% of share over the last 4 quarters, ending in our fiscal 3 rd quarter Extending global footprint in mature and developing markets 52% international mix of Oncology orders; Proton sites in 13 different countries Committed to long - term growth and value creation Aligned internal incentives and external targets to maximize shareholder return over the long term 3 Expanding addressable markets Software orders grew double - digits Financially disciplined and flexible to invest in growth opportunities; cash flow from operations +12%, while decreasing debt across the year *Based on company estimates and reported financial results

FY 2017 Business Highlights

New branding and mission statement Our vision is a world without the fear of cancer. Our mission is to support and combine the ingenuity of people with the power of data and technology to achieve new victories against cancer. 5

FY17 Year in review

NOVEMBER 2016
- Varian Named Top Healthcare Equipment and Services Company on Inaugural "Just 100" List from JUST Capital and Forbes
- Varian Medical Systems Board of Directors Authorizes Repurchase of Additional 8 Million Shares of Stock

DEC

JAN 2017
- Spin off of Varex
- Varian honored as one of the top 100 most sustainable companies

FEB

MAR
- José Baselga and Jean-Luc Butel Appointed to Board of Directors of Varian Medical Systems

APR
- Varian Medical Systems Names New CFO

MAY
- Halcyon introduced

JUN

JUL
- Varian Eclipse Users Generate Highest Scoring Plans in International Treatment Plan Competition
- Varian Installs Cyclotron at Georgia Proton Treatment Center

AUG
- First Patient Treated with Varian HyperArc High Definition Radiotherapy

SEP
- Varian Ranks First in Overall Manufacturer, System, and Service Performance in 2017 Survey of Radiation Oncology Professionals
- Varian Announces Penn Medicine Treats World's First Patient on Halcyon System

OCTOBER 2017
- Varian Publishes 2017 Sustainability Report

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FY 2017 Financial Overview

Varian consolidated (GAAP) Key P&L Financial Metrics VARIAN FISCAL 2017 FISCAL 2017 $M 4Q Y/Y Full Year Y/Y Gross Orders $1,039 11% $3,135 11% Revenues $739 - 1% $2,668 2% Product $442 - 7% $1,555 - 2% Svcs $297 9% $1,113 7% GM $311 - 2% $1,156 4% % of Rev 42.1% - 52 bps 43.3% 86 bps SG&A $150 20% $604 26% % of Rev 20.3% 361 bps 22.6% 441 bps R&D $52 - 2% $210 5% % of Rev 7.0% - 4 bps 7.9% 23 bps Operating Earnings $110 - 22% $342 - 21% % of Rev 14.8% - 410 bps 12.8% - 378 bps EPS ($) $0.89 - 10% $2.75 - 19% Install Base ( Linac ) 7,833 4% 8 Full Year 2017 • Revenue of $2.7 billion growing at 2%  Oncology revenue +1%  Proton revenue +12% • Gross margin rate improved, up 86 bps, despite volatility throughout the year • Maintaining commitment to innovation with 5% increase in R&D investment • Grew Linac install base 4% Note: Unless noted otherwise, all ‘Orders’ reflects Gross Orders, all growth rates are in dollars, and year on year, and all numbers reflect continuing operations.

Varian consolidated (non-GAAP)

Key P&L Financial Metrics

VARIAN	FISCAL 2017		FISCAL 2017	
$M	4Q	Y/Y	Full Year	Y/Y
Gross Orders	**$1,039**	**11%**	**$3,135**	**11%**
Revenues	**$739**	**-1%**	**$2,668**	**2%**
Product	$442	-7%	$1,555	-2%
Svcs	$297	9%	$1,113	7%
GM	**$313**	**-2%**	**$1,161**	**4%**
% of Rev	42.3%	-50 bps	43.5%	87 bps
SG&A	**$130**	**9%**	**$514**	**16%**
% of Rev	17.6%	162 bps	19.3%	240 bps
R&D	**$52**	**-2%**	**$210**	**5%**
% of Rev	7.0%	-4 bps	7.9%	23 bps
Operating Earnings	**$131**	**-11%**	**$437**	**-8%**
% of Rev	17.7%	-208 bps	16.4%	-176 bps
EPS ($)	**$1.09**	5%	**$3.60**	-3%
Install Base (Linac)			**7,833**	**4%**

Note: Unless noted otherwise, all 'Orders' reflects Gross Orders, all growth rates are in dollars, and year on year, and all numbers reflect continuing operations.

- Achieved $1B in gross orders in 4Q; double-digit orders growth for the year
- Oncology orders mix: North America 48%, International 52%
- 50 orders for Halcyon in the year, 40 orders for HyperArc
- Grew Linac install base 4% in FY 2017
- Product revenue decline driven by EMEA Oncology business
- Services growing in all geographies and businesses
- Software orders growing double-digits
- Gross margin expanded during the year despite quarterly volatility; increased services mix and ongoing supply chain optimization
- Full year SG&A up 16%, leverage improving each quarter
- Repurchased 250,000 shares in the quarter for $25M

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Varian consolidated Key Balance Sheet and Cash Flow Metrics • Accelerated cash flow from operations in the back half of fiscal 2017 • Strengthened financial flexibility by decreasing debt throughout the year VARIAN FISCAL 2017 $M 1Q 2Q 3Q 4Q Full Year Cash & Cash Equivalents 1 $815 $706 $658 $716 - Cash Flow from Operations 2 $82 $32 $155 $130 $399 Y/Y % 6.0% 1.0% 63.0% - 15.0% 12.0% Total Debt $607 $547 $364 $350 - (1) Presented on a continuing operations basis, except 1Q which includes Varex . (2) Cash Flow is shown on a Total Company basis, including Varex prior to the spinoff. 10

Oncology business unit

Key Financial Metrics

VARIAN	FISCAL 2017		FISCAL 2017	
$M	**4Q**	**Y/Y**	**Full Year**	**Y/Y**
Gross Orders	**$964**	**7%**	**$2,906**	**7%**
Revenues	**$686**	**1%**	**$2,486**	**1%**
Product	$393	-4%	$1,383	-3%
Svcs	$293	8%	$1,103	7%
GM	**$308**	**0%**	**$1,140**	**5%**
% of Rev	44.8%	-28 bps	45.8%	159 bps
Operating Earnings[1]	**$141**	**-9%**	**$521**	**0%**
% of Rev	20.6%	-232 bps	20.9%	-15 bps
Install Base (Units)			**7,833**	**4%**

Note: Unless noted otherwise, all 'Orders' reflects Gross Orders, all growth rates are in dollars, and year on year, and all numbers reflect continuing operations.

[1] Business unit operating earnings includes an allocation of corporate costs based on relative revenue between the business units. The allocated corporate costs excludes certain transactions or adjustments that are considered non-operational in nature, such as restructuring and impairment charges, significant litigation matters and acquisition related items.

- Strong finish to the year with orders growth at 7%
- Product revenue decline driven by EMEA business primarily due to emerging market order mix increase over last 2 years
- As install base grows, TrueBeam™ and Halcyon combined unit mix increases
- Gross margin expanded 159 bps in FY 2017, despite quarterly volatility; 4Q influenced by mix as country-level pricing steady
- Continuing to invest in research and development to build smarter, simpler cancer care solutions

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Oncology gross orders by geography (GAAP) AMERICAS 1% 4Q Y/Y 3% FY Y/Y APAC 10% 4Q Y/Y 7% FY Y/Y EMEA 32% 4Q Y/Y 14% FY Y/Y 12

Proton business unit Key Financial Metrics • Strong orders growth; 6 new orders across 4 countries in the year • 5 clinically operational sites with 19 rooms in 3 countries; 16 more customers in varying stages of construction across the world • Revenue and margin volatility until we get to operational scale across the business • In the fourth quarter, gross margin impacted by $2M due to an adjustment increasing estimated project costs VARIAN FISCAL 2017 FISCAL 2017 $M 4Q Y/Y Full Year Y/Y Gross Orders $74 94% $229 120% Revenues $52 - 23% $182 12% Product $49 - 25% $173 13% Svcs $3 26% $10 4% GM $4 - 71% $16 - 36% % of Rev 6.9% - 1,146 bps 8.8% - 661 bps Operating Earnings 1 - $13 - 70% - $96 - 115% % of Rev - 25.3% - 1,384 bps - 52.5% - 2,507 bps 13 Note: Unless noted otherwise, all ‘Orders’ reflects Gross Orders, all growth rates are in dollars, and year on year, and all numbers reflect continuing operations. 1 Business unit operating earnings includes an allocation of corporate costs based on relative revenue between the business units. The allocated corporate costs excludes certain transactions or adjustments that are considered non - operational in nature, such as restructuring and impairment charges, significant litigation matters and acquisition related items.

Proton orders by geography (GAAP) AMERICAS 83% 4Q Y/Y 1498% FY Y/Y APAC +75% 4Q Y/Y 12% FY Y/Y EMEA 185% 4Q Y/Y 22% FY Y/Y 14

Long - Term Strategy & FY 2018 Guidance

Global Leader Long - term growth and value creation strategy in Radiation Therapy Global Leader of multi - disciplinary, integrated cancer care solutions Radiosurgery systems Proton therapy Brachytherapy Radiotherapy Radiation oncology tracking software Medical oncology Radiation oncology Interventional oncology Surgical oncology Diagnostic imaging Precision medicine Call on all oncologists Aggregate data Disseminated insights Build AI/ML capabilities Generate insights 16 Radiation oncology information systems

Growth priorities and strategic enablers We are here Long - Term Growth and Strategic Value Creation Strategy Global Leader in Radiation Therapy Growth Priorities Strategic Enablers Global Leader of Multi - Disciplinary, Integrated Cancer Care Solutions Strengthen Leadership in Radiation Therapy Extend Global Footprint Expand Addressable Market High Quality Care Through Innovation Build Software Services & Big Data Expertise Operational Efficiency Optimize Cash Conversion & Capital Structure 17

Growth priority: Strengthen our leadership in radiation therapy 1 Source: Varian Press Release, September 2017 . Original Source: IMV, Ltd. Launched HyperArc our high - definition radiotherapy technology ⁃ 40 orders in the fourth quarter and treated its first patient in Negrar , Italy Market leader with 54% global share In the radiation oncology market, gaining 1% of share over the last 4 quarters, ending in our 3 rd quarter Grew Linac install base by 4% ; total install base over 7,800 units R&D up 5% maintaining commitment to driving high - quality innovation Radiation Oncology professionals ranked Varian first in eight major categories. The company received a customer NPS of 75 1 which is over double our nearest competitor 18 Introduced our new IMRT image guided Halcyon treatment platform ⁃ Since launch, 50 orders across greenfield and competitive takeout opportunities ⁃ First patient treated by University of Pennsylvania on September 13th

Growth priority: Extend global footprint Proton Therapy business extended global footprint with Q4 wins at HCG in India the first in that country, and at Concord Medical Proton Center in China ⁃ 5 clinically operational sites with 19 rooms in 3 countries ⁃ 16 additional customers in varying stages of construction across 9 countries, including 6 new orders during FY 2017 and our first in Thailand 19 Oncology business introduced the new Halcyon treatment platform designed to extend the availability of high - quality cancer care globally ⁃ Lower total cost of ownership, faster installation times, smaller footprint, greater ease of operation ⁃ First 50 orders of Halcyon across 15 different countries

Growth priority:
Expand addressable market

Software orders grew double-digits

during Q4 and FY 2107; newer applications fueling enthusiasm

- 360 Oncology cloud based, oncology-focused operating platform enables better, more informed decisions by the multidisciplinary teams engaged in a patient's journey
- Velocity™, our longitudinal cancer imaging solution, has more than doubled customer installs and orders have tripled since the acquisition three years ago
- RapidPlan™ has >500 customers (~300 using clinically)
- InSightive™ analytics solution has >250 customers (>100 using it clinically)

Selected

investments in companies

as we continue to innovate and look beyond our core market

- Grail, in the field of liquid biopsy
- Fusion, in the field of radiotherapeutics

Financial flexibility to evaluate investment opportunities

including both organic and inorganic options

- Cash flow from operations grew 12%
- Decreased debt across the year

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Varian consolidated FY18 Guidance • Revenue and EPS guidance transitioning to full year guidance effective FY18 • However, adding annual guidance for non - GAAP operating Earnings as percent of revenue, effective tax rate, weighted average diluted share count and cash flow from operations (1) These values are presented on a non - GAAP basis. We have not provided a reconciliation of non - GAAP guidance measures to the corre sponding GAAP measures on a forward - looking basis due to potential significant variability and limited visibility of the excluded items. (2) Cash Flow is shown on a Total Company basis, including Varex . VARIAN $M FY16 Actual FY17 Actual FY18 Guidance Revenue $2,621 $2,668 2% to 4% Operating Earnings as percent of revenue 1 18.1% 16.4% 18% to 19% EPS ($) 1 $3.70 $3.60 $4.20 to $4.32 Weighted Average Diluted Shares (M) 96 93 93 Effective Tax Rate 26.2% 23.6% 1 23% Cash Flow from Operations 2 $356 $399 $475 to $550 21

Appendix

Non - GAAP disclosure 23 Discussion of Non - GAAP Financial Measures This presentation includes the following non - GAAP financial measures derived from our Condensed Consolidated Statements of Earnings : non - GAAP operating earnings, non - GAAP net earnings and non - GAAP net earnings per diluted share . These measures are not presented in accordance with, nor are they a substitute for U . S . generally accepted accounting principles, or GAAP . In addition, these measures may be different from non - GAAP measures used by other companies, limiting their usefulness for comparison purposes . The non - GAAP financial measures should not be considered in isolation from measures of financial performance prepared in accordance with GAAP . Investors are cautioned that there are material limitations associated with the use of non - GAAP financial measures as an analytical tool . We have provided a reconciliation of each non - GAAP financial measure used here to the most directly comparable GAAP financial measure . We have not provided a reconciliation of non - GAAP guidance measures to the corresponding GAAP measures on a forward - looking basis due to the potential significant variability and limited visibility of the excluded items discussed below . We utilize a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs . We consider the use of the non - GAAP measures to be helpful in assessing the performance of the ongoing operation of our business . We believe that disclosing non - GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance . We also believe that disclosing non - GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies . Non - GAAP operating earnings and non - GAAP net earnings exclude the following items : Amortization of intangible assets : We do not acquire businesses and assets on a predictable cycle . The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase . We believe that excluding amortization of intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies . Acquisition - related expenses and benefits : We incur expenses or benefits with respect to certain items associated with our acquisitions, such as transaction costs, changes in the fair value of contingent consideration liabilities, gain or expense on settlement of pre - existing relationships, etc . We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on - going business . Restructuring and impairment charges : We incur restructuring and impairment charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on - going business . Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on - going operations with prior and future periods . Significant litigation charges or benefits and legal costs : We may incur charges or benefits as well as legal costs from time to time related to litigation and other contingencies . We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on - going business and operating results . We apply our GAAP consolidated effective tax rate to our non - GAAP financial measures, other than when the underlying item has a materially different tax treatment . From time to time in the future, there may be other items that we may exclude if we believe that doing so is consistent with the goal of providing useful information to investors and management . Non - GAAP items are generally included in selling, general and administrative expenses, unless otherwise specified .

GAAP to non-GAAP reconciliation

THE FOLLOWING TABLE RECONCILES GAAP AND NON-GAAP FINANCIAL MEASURES FOR VARIAN'S CONTINUING OPERATIONS

$M, except per share amount	1Q	2Q	3Q	4Q	Full Year 2017
Non-GAAP adjustments					
Amortization of intangible assets[1]	$2.8	$2.8	$2.9	$3.1	$11.6
Restructuring charges	$3.6	$2.4	$2.8	$3.8	$12.6
Legal costs	$6.2	$10.0	$0.2	$0.0	$16.4
Impairment charges	$38.3	$0.0	$0.0	$13.1	$51.4
Other[2]	$0.3	$0.6	$0.5	$1.3	$2.7
Total non-GAAP adjustments	$51.2	$15.8	$6.4	$21.3	$94.7
Tax effects of non-GAAP adjustments	($10.0)	($2.1)	($0.6)	($3.4)	($16.1)
Total net earnings from continuing operations impact from non-GAAP adjustments	$41.2	$13.7	$5.8	$17.9	$78.6
Operating earnings reconciliation					
GAAP operating earnings from continuing operations	$26.1	$89.8	$116.3	$109.7	$341.9
Total operating earnings from continuing operations impact from non-GAAP adjustments	$51.2	$15.8	$6.4	$21.3	$94.7
Non-GAAP operating earnings from continuing operations	$77.3	$105.6	$122.7	$131.0	$436.6
Net earnings and diluted net earnings per share reconciliation					
GAAP net earnings from continuing operations attributable to Varian[3]	$14.1	$69.3	$90.4	$82.7	$256.5
Total net earnings from continuing operations impact from non-GAAP adjustments	$41.2	$13.7	$5.8	$17.9	$78.6
Non-GAAP net earnings from continuing operations attributable to Varian	$55.3	$83.0	$96.2	$100.6	$335.1
GAAP net earnings per diluted share from continuing operations	$0.15	$0.74	$0.98	$0.89	$2.75
Non-GAAP net earnings per diluted share from continuing operations	$0.59	$0.89	$1.04	$1.09	$3.60
Shares used in GAAP and non GAAP net earnings per diluted share calculation	94.2	93.7	92.4	92.6	93.2

[1] Includes $1.3 million, $1.2 million, $1.2 million, $1.3 million and $5.0 million respectively, in cost of revenues for the periods presented.
[2] Other includes acquisition-related expenses and benefits.
[3] Excludes immaterial net earnings (loss) from continuing operations attributable to non-controlling interests for the periods presented.

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varian

Total revenues by sales classification 25 $M 1Q 2Q 3Q 4Q FY17 Product revenues $343.6 $386.1 $383.4 $442.4 $1,555.5 Y/Y - 6% 7% 1% - 7% - 2% Service revenues $268.2 $268.9 $279.0 $296.6 $1,112.7 Y/Y 8% 6% 7% 9% 7% Total revenues $611.8 $655.0 $662.4 $739.0 $2,668.2 Y/Y - 1% 6% 3% - 1% 2% Y/Y – CC - 1% 7% 4% - 2% 2% Product as a percentage of total revenues 56% 59% 58% 60% 58% Service as a percentage of total revenues 44% 41% 42% 40% 42% CC – Constant currency

Total revenues by region 26 $M 1Q 2Q 3Q 4Q FY17 Americas revenues $306.0 $328.8 $352.5 $376.5 $1,363.8 Y/Y 4% 3% 16% 3% 6% Y/Y – CC 3% 2% 16% 3% 6% EMEA revenues $189.0 $186.1 $171.9 $224.6 $771.6 Y/Y - 17% 11% - 16% 0% - 6% Y/Y – CC - 14% 15% - 13% - 2% - 5% APAC revenues $116.8 $140.1 $138.0 $137.9 $532.8 Y/Y 26% 11% 2% - 12% 4% Y/Y – CC 20% 9% 3% - 11% 3% Total revenues $611.8 $655.0 $662.4 $739.0 $2,668.2 Y/Y - 1% 6% 3% - 1% 2% Y/Y – CC - 1% 7% 4% - 2% 2% CC – Constant currency

Total Oncology revenues by sales classification 27 $M 1Q 2Q 3Q 4Q FY17 Product revenues $316.8 $356.0 $316.9 $393.3 $1,383.0 Y/Y - 8% 7% - 8% - 4% - 3% Y/Y – CC - 8% 8% - 8% - 4% - 3% Service revenues $264.7 $267.7 $277.1 $293.2 $1,102.7 Y/Y 7% 6% 7% 8% 7% Y/Y – CC 7% 7% 8% 8% 7% Total revenues $581.5 $623.7 $594.0 $686.5 $2,485.7 Y/Y - 1% 7% - 2% 1% 1% Y/Y – CC - 2% 7% - 1% 1% 1% Product as a percentage of total revenues 54% 57% 53% 57% 56% Service as a percentage of total revenues 46% 43% 47% 43% 44% Oncology Systems revenues as a percentage of total revenues 95% 95% 90% 93% 93% CC – Constant currency

Total Oncology revenues by region 28 $M 1Q 2Q 3Q 4Q FY17 Americas revenues $298.6 $319.2 $303.2 $355.0 $1,276.0 Y/Y 5% 4% 4% 2% 4% Y/Y – CC 5% 4% 3% 2% 4% EMEA revenues $174.0 $168.3 $160.0 $201.2 $703.5 Y/Y - 18% 11% - 11% 3% - 5% Y/Y – CC - 16% 15% - 8% 0% - 3% APAC revenues $108.9 $136.2 $130.8 $130.3 $506.2 Y/Y 18% 8% - 1% - 5% 4% Y/Y – CC 11% 6% 0% - 4% 3% Total revenues $581.5 $623.7 $594.0 $686.5 $2,485.7 Y/Y - 1% 7% - 2% 1% 1% Y/Y – CC - 2% 7% - 1% 1% 1% CC – Constant currency

Total Proton revenues by sales classification 29 $M 1Q 2Q 3Q 4Q FY17 Product revenues $26.8 $30.1 $66.5 $49.1 $172.5 Y/Y 10% 5% 91% - 25% 13% Service revenues $3.5 $1.2 $1.9 $3.4 $10.0 Y/Y 68% - 49% - 24% 26% 4% Total revenues $30.3 $31.3 $68.4 $52.5 $182.5 Y/Y 15% 1% 84% - 23% 12% VPT revenues as a percentage of total revenues 5% 5% 10% 7% 7%

Oncology gross orders by region 30 $M 1Q 2Q 3Q 4Q FY17 Americas orders $296.8 $342.2 $351.0 $489.0 $1,479.0 Y/Y 5% 3% 3% 1% 3% Y/Y – CC 5% 3% 3% 2% 3% EMEA orders $166.6 $184.8 $206.0 $320.8 $878.2 Y/Y 8% 6% 2% 32% 14% Y/Y – CC 10% 10% 5% 29% 14% APAC orders $122.7 $120.7 $150.7 $154.5 $548.6 Y/Y 29% 8% 13% - 10% 7% Y/Y – CC 24% 7% 13% - 9% 7% Total orders $586.1 $647.7 $707.7 $964.3 $2,905.8 Y/Y 10% 5% 5% 7% 7% Y/Y – CC 10% 6% 5% 7% 7% CC – Constant currency

Fourth Quarter Fiscal Year 2017